                                                                   EXHIBIT 10.24

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83 and 230.406.


[PORTAL LOGO]                                     AGREEMENT NUMBER:_____________



                               LICENSE AGREEMENT



     This Agreement is made as of April 30, 1998, ("Effective Date") between Portal Information Network, Inc., a California corporation with an office at 20863 Stevens Creek Boulevard, Suite 200, Cupertino, California 95014 ("Portal") and the "Licensee" listed below.

--------------------------------------------------------------------------------
LICENSEE:  GENERAL MAGIC, INC.               CONTACT:  ROBYN CERUTTI
--------------------------------------------------------------------------------
ADDRESS:   420 NORTH MARY AVENUE             PHONE: (408) 774-4269
--------------------------------------------------------------------------------
           SUNNYVALE, CA 94086               FAX: (408) 774-4022
--------------------------------------------------------------------------------
                                             E-MAIL: robyn_cerutti@genmagic.com
--------------------------------------------------------------------------------

                      PORTAL SOFTWARE AND FEE INFORMATION

USE OF APPLICATION: BILLING AND CUSTOMER MANAGEMENT FOR LICENSEE'S VOICE-ACCESSIBLE INTEGRATED NETWORK SERVICE WHICH PROVIDES ACCESS TO EMAIL, VOICEMAIL, FAX, LICENSEE'S CONTACT MANAGEMENT SYSTEM, PAGER SERVICE AND OTHER INFORMATION SERVICES.

MAXIMUM NUMBER OF SUBSCRIBERS(1): [**]

LOCATION WHERE PORTAL SOFTWARE INSTALLED: 420 NORTH MARY AVENUE, SUNNYVALE, CA 94086(2)

TERRITORY OF INSTALLATION: UNITED STATES

HARDWARD PLATFORM: WINDOWS NT


                              BILLING INFORMATION
--------------------------------------------------------------------------------
GENERAL P.O. #         CONSULTING SERVICES P.O. #      MAINTENANCE P.O. #
--------------------------------------------------------------------------------
CUSTOMER BILLING CONTACT:
-------------------------------------------------------------------------------
TELEPHONE NO.                 FAX:                     E-MAIL:
--------------------------------------------------------------------------------


                       LICENSE & MAINTENANCE SUPPORT FEES
------------------------------------------------------------------------------------------------
   PORTAL       TOTAL LICENSE FEE        PAYMENT DATE/     ANNUAL GOLD LEVEL     PAYMENT DATE
  SOFTWARE                                 SOFTWARE         MAINTENANCE AND
  COMPONENT                             DELIVERY DATE       UPDATE SUPPORT
------------------------------------------------------------------------------------------------
[X] INFRANET           [**]             EFFECTIVE DATE             [**]          EFFECTIVE DATE
(FOUNDATION)
------------------------------------------------------------------------------------------------




-------------
(1) "Subscriber" means an individual customer record in the Portal Software Database. The total number of Subscribers is exactly equal to the number of Customer Records in the Portal Software Database. Customer Records are referred to as Account Objects in the Portal Software. If the Portal software is used to track corporate or group accounts, each individual user within the corporate or group account(s) will be counted as a Subscriber.

(2) Licensee shall be permitted to use the Portal Software throughout its internal business operations for the purpose of developing and providing its voice-accessible integrated network service, regardless of where those operations are or in the future may be located, as long as such operations are operated by or on behalf of Licensee.

(3) A copy of Portal's Gold Level Product Support, Guidelines and Definitions are attached hereto as Attachment A and is incorporated herein by this reference as though fully set forth.



SOFTWARE LICENSE AGREEMENT          04/30/98                              PAGE 1


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         ADDITIONAL SUBSCRIBER LICENSES

For up to 3 (three) years from the Effective Date Licensee ("Option Period") shall be entitled to license Additional Subscribers at the rates set forth in the following table. After expiration of the Option Period, Licensee will license Additional Subscribers at Portal's then current rates. Such Additional Subscribers may only be licensed in the incremental blocks specified and not one at a time. Applicable Annual Maintenance Support Fees must be licensed and paid before such Additional Subscribers are called into use. Annual Maintenance Support fees will be prorated over the remainder of the annual support term during which they are added.

    SUBSCRIBER    SUBSCRIBERS IN    PRICE PER    PRICE PER BLOCK   ANNUAL MAINTENANCE
      NUMBERS         BLOCK        SUBSCRIBER                       SUPPORT FEE PER
                                                                          BLOCK
-------------------------------------------------------------------------------------
       [**]            [**]           [**]              [**]               [**]
       [**]            [**]           [**]              [**]               [**]
       [**]            [**]           [**]              [**]               [**]
       [**]            [**]           [**]              [**]               [**]
-------------------------------------------------------------------------------------

                             PROFESSIONAL SERVICES

SERVICE                           RATE/PRICE(4)       SERVICE DATE         PAYMENT DATE
----------------------------------------------------------------------------------------------------
FastTrak Implementation(5)                   [**]     To Be Determined     30 days from Invoice date
                                                       by the parties
Basic Developer Training             [**]/Student     As Needed            30 days from Invoice date
Advanced Developer Training          [**]/Student     As Needed            30 days from Invoice date
Infranet Technical Consultant           [**]/hour     As Needed            30 days from Invoice date
Professional Services Manager           [**]/hour     As Needed            30 days from Invoice date
----------------------------------------------------------------------------------------------------

     This Agreement includes the following terms and conditions and all Exhibits, and contains, among other things, warranty disclaimers, liability limitations and use limitations. For additional products, attach an executed Additions Schedule in Portal's standard form. Any different or additional terms of any related purchase order, confirmation, or similar form shall have no force or effect unless signed by the parties after the date hereof and the parties explicitly agree in writing that such terms and conditions override one or more specified term(s) of this Agreement.

LICENSEE:                                   PORTAL:
BY: /s/ KEVIN J. SURACE                     BY: [Illegible Signature]
   --------------------------------             --------------------------------
NAME AND TITLE: Kevin J. Surace             NAME AND TITLE: V.P. CFO
                Vice President
               --------------------                         --------------------
DATE: April 30, 1998                        DATE: April 30, 1998
     ------------------------------              -------------------------------

                              TERMS AND CONDITIONS

1. Grant of License and Restrictions. Subject to all the terms of this Agreement and payment of all fees, Portal grants Licensee a nonsublicensable, nonexclusive, right to use a product designated above or on an Additions
Schedule in the nonsource code form provided by Portal ("Portal Software") and its associated documentation ("Documentation") only on a database located at the site designated above ("Portal Software Database") or on such Additions Schedule, as applicable ("Site") and only for the Application specified above. Licensee shall be permitted to install the Portal Software at additional Sites ("Additional Sites") provided that (i) Licensee provides Portal with the address and location each such Additional Site in writing at least thirty days before any Portal Software is downloaded or installed

-------------------------
(4) Rates subject to increase with time.
(5) A copy of the FastTrak Implementation Statement of Work for this project is attached hereto as Attachment B and is incorporated herein by this reference as though fully set forth. Any additions, modifications or refinements to the Attachment B will be memorialized in a writing signed by both parties and will be attached to this Agreement and incorporated herein by reference.

SOFTWARE LICENSE AGREEMENT                  04/30/98                      PAGE 2

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

there, (ii) all Additional Sites will be located in the United States, and
(iii) the Portal Software licensed hereunder, regardless of where is it installed, shall only be used for the Application specified above. Licensee may possess only the number of copies of any Portal Software necessary for the type of use specified above or on the applicable Additions Schedule and may use any such copy on only one single Portal Software Database and only in accordance with the online user documentation for the Portal Software. Licensee is responsible for ensuring that all use of the Portal Software will be consistent with the terms hereof. Portal retains ownership of all Portal Software and copies. Upon receipt of final payment for the FastTrak Implementations services rendered by Portal under this Agreement, Portal hereby assigns all right, title and interest, including intellectual property rights, to Licensee to the work products required to be delivered hereunder, which assignment shall be effective upon Portal's receipt of final payment. Notwithstanding the foregoing, nothing in this Agreement shall be construed so as to preclude Portal from developing, using or marketing programs or other materials that may be competitive with that prepared for Licensee hereunder, irrespective of whether such programs are similar or related to the programs developed under this Agreement. Licensee will maintain the copyright notice and any other notices that appear on the Portal Software on any copies and any media. Except to the minimum extent necessary to comply with EC Directive, if applicable, or other applicable legislation, Licensee will not (and will not allow its employees or contractors or authorize any third party to) (i) reverse engineer or attempt to discover any source code or underlying ideas or algorithms of any Portal Software (except to the minimum extent that applicable law prohibits reverse engineering restrictions), (ii) provide, lease, lend, use for timesharing or service bureau purposes or otherwise use or allow others to use the Portal Software for the benefit of any third party, or (iii) use any Portal Software, or allow the transfer, transmission, export, or re-export of any Portal Software or portion thereof in violation of any export control laws or regulations administered by the U.S. Commerce Department, OFAC, or any other government agency. All the limitations and restrictions on the Portal Software in this Agreement also apply to Documentation.

2. Support and Maintenance. While the license for the Portal Software remains effective and the applicable Annual Maintenance Fee has been paid, Portal will provide the support and maintenance services for that Portal Software described in Portal's then standard support terms and conditions ("Support Services"), subject to Section 3. A copy of Portal's Gold Level Product Support Guidelines, Policies and Definitions is attached hereto as Attachment A and incorporated by this reference as though fully set forth herein.

3. Fees and Payment. Upon execution of this Agreement and each applicable Additions Schedule, Licensee shall pay Portal the License Fee set forth thereon. Licensee shall also promptly pay the applicable Annual Maintenance Fees as and when specified above or in the applicable Additions Schedules; provided that Portal may elect on sixty (60) days notice (i) effective on any Annual Maintenance Fee payment date with respect to any particular Portal Software, to change the Annual Maintenance Fee and support services terms for that Portal Software to its then standard fees and terms however, Portal agrees that it will not increase the Annual Maintenance Fee by more than 5% over the amounts specified in this Agreement and/or (ii) effective on the third or any later Annual Maintenance Fee payment date with respect to any particular Portal Software, not to provide Support Services to Licensee for that Portal Software, in which cases Licensee may elect to forego further Support Services and Annual Maintenance Fees for such Portal Software. All payments shall be made inside the U.S., in U.S. dollars. In addition to any remedies Portal may have hereunder or at law, any payments more than thirty (30) days overdue will bear a late payment fee of .75% per month, or, if lower, the maximum rate allowed by law. In addition, Licensee will pay all freight, taxes, duties, withholdings and the like, promptly upon invoice. Delays in payment will result in a day-for-day delay of Portal Software delivery and implementation deadlines.

4.   Termination.

4.1 Notice and Cure Period. If either party breaches this Agreement, the other (non-breaching) party shall be entitled to give the breaching party written notice describing the breach in reasonable detail. If the breach is not cured within thirty (30) days following receipt of such notice, or if the breaching party has not made substantial efforts toward curing such breach if such breach is not curable within thirty (30) days, the non-breaching party shall be entitled, in addition to any other rights and remedies it may have, to terminate this Agreement immediately by providing written notice to the other party. If Licensee breaches its obligations to pay or otherwise elects not to continue paying the Support Services Fees due hereunder, Portal agrees that its sole remedy in such case will be termination of the Support Services (including update and upgrade services) and such a breach in and of itself will not result in termination of Licensee's license rights hereunder. If Licensee elects to recommence


SOFTWARE LICENSE AGREEMENT          04/30/98                              PAGE 3
such Support Services, Licensee will be required to pay the Support Services Fees for the period during which such Support Services were suspended or cancelled. Nothing in this Section 4.1 or in this Agreement shall be construed so as to preclude either party from seeking injunctive or other equitable relief from a court of competent jurisdiction.

4.2 Effect of Termination. Upon termination of this Agreement by Portal as provided in Section 4.1 above (except for a breach by Licensee of its obligation to pay for Support Services or if Licensee elects to terminate such Support Services), Licensee shall immediately cease all use of the Portal Software and Documentation and shall return or destroy all copies of the Portal Software and Documentation or any portion thereof and so certify to Portal. Licensee shall also immediately pay to Portal all fees then due to Portal. Nothing in this Section 4.2 shall be construed to terminate any licenses granted to Licensee hereunder in the event that Licensee terminates this Agreement under Section 4.1.

Termination is not an exclusive remedy and all other remedies will be available whether or not termination occurs.

4.3 Surviving Provisions. The following Sections shall survive termination of this Agreement: 1, 3 (to the extent any fees are due and payable as of the date of termination or expiration), 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15.

5. Indemnification. Portal shall defend and hold Licensee harmless from liability to third parties resulting from infringement by the Portal Software of any United States patent issued sixty (60) days or more before delivery of such Portal Software or any copyright or misappropriation of any trade secret, provided Portal is promptly notified of the claim and/or proceedings giving rise to such liability and given reasonable assistance and the opportunity to assume sole control over defense and settlement. Portal will not be responsible for any settlement it does not approve in writing. The foregoing obligations do not apply with respect to any Portal Software or portions or components thereof (i) not supplied by Portal, (ii) made in whole or in part in accordance to Licensee specifications and/or instructions, (iii) that are modified by Licensee after delivery by Portal, (iv) that are combined with other products, processes or materials not authorized by Portal where the alleged infringement would not have arisen but for such combination, (v) where Licensee continues to use an allegedly infringing version of the Portal Software after being notified thereof or after being informed of and provided with modifications that would have avoided the alleged infringement, or (vi) to the extent that Licensee's use of such Portal Software is not strictly in accordance with this Agreement. Licensee will indemnify Portal from all liability to third parties related to any claim of infringement or misappropriation excluded from Portal's indemnity obligation set forth in subsections (ii), (iii), (iv), (v) and/or (vi) above.

6.   Limited Warranty and Disclaimer. Portal warrants for a period of ninety
(90) days from Licensee's first receipt of the Portal Software that such Portal Software will substantially conform to Portal's then current user
Documentation for such Portal Software as implemented in Licensee's network. This warranty covers only problems reported to Portal during the warranty period and does not entitle Licensee to any refund, in whole or in part, for Support and/or Implementation Services provided by Portal. ANY LIABILITY OF PORTAL WITH RESPECT TO A PRODUCT OR THE PERFORMANCE THEREOF UNDER ANY WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY WILL BE LIMITED EXCLUSIVELY TO PRODUCT REPLACEMENT OR, IF REPLACEMENT IS INADEQUATE AS A REMEDY AT LICENSEE'S OPTION TO REFUND OF THE LICENSE FEE. EXCEPT FOR THE FOREGOING AND THE PORTAL'S EXPRESS WARRANTY OBLIGATIONS SET FORTH IN SECTION 10 AND 12 BELOW, ALL PRODUCTS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. FURTHER, PORTAL DOES NOT WARRANT RESULTS OF USE OR THAT THE PRODUCTS ARE BUG FREE OR THAT THEIR USE WILL BE UNINTERRUPTED.

7. Inspections and Audit Rights. Portal will be entitled to inspect the installation and configuration of the Portal Software from time to time on reasonable notice but no more often than once in any six (6) month period. Licensee agrees to keep and maintain accurate records pertaining to its obligations hereunder, including without limitation the number of Subscribers for which the Portal Software is being used. Licensee agrees to keep and maintain such records for a minimum period of three years from the end of each calendar year of their accrual. Upon Portal's written request and upon fourteen
(14) days notice, Licensee agrees to make such records available to Portal (or its duly appointed representative) for examination at a mutually agreed upon time and place. Portal agrees that such audits will be conducted no more often than once in any six month period and in a manner which does not unreasonably disrupt or interfere with Licensee's business practices. If an audit reveals that Licensee has underpaid any amounts owing hereunder or is otherwise out of compliance with the terms and conditions hereunder, Licensee will immediately pay any amounts owing or take such measures as are required to bring itself into compliance with this Agreement. Portal will bear the expense of conducting the audits, however, if an audit reveals that Licensee has exceeded the authorized number of Subscribers hereunder by more than ten percent (5%) Licensee shall bear the cost of the audit. All records


SOFTWARE LICENSE AGREEMENT           04/30/98                            PAGE 4
disclosed to Portal pursuant to this Section 7 and any information discovered by Portal as a result of such audits will be deemed Proprietary Information under Section 13.

8. Limitation of Liability. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, AND EXCEPT FOR BODILY INJURY AND FOR BREACH PORTAL'S EXPRESS WARRANTY OBLIGATIONS SET FORTH IN SECTIONS 10 AND 12 BELOW, PORTAL SHALL NOT BE LIABLE OR OBLIGATED WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS OF THE AGGREGATE OF THE FEES PAID TO IT HEREUNDER OR
(II) FOR ANY COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, SERVICES OR RIGHTS, (III) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES; OR (IV) FOR INTERRUPTION OF USE OR LOSS OR CORRUPTION OF DATA.

For any breach of the terms of this Agreement or of the warranties contained herein, Licensee's exclusive remedy, and Portal's entire liability, shall be:

(a) For Software Programs: the correction of material program errors, or if Portal is unable to make the Portal Software work as warranted, Portal will refund the license fee paid for the non-operational Portal Software.

(b) For Services: The reperformance of the services, or if Portal is unable to perform the services as warranted, Portal will refund the fees paid for the unsatisfactory services.

9. Transfer and Assignment. Neither this Agreement nor the licenses granted hereunder may be assigned or transferred by Licensee without the prior written consent of Portal; any attempt to do so shall be void. The sale of all or substantially all of the assets or the transfer of the majority of the voting stock or equal interest in Licensee, in one or more related transactions, shall be deemed an assignment, however, such an assignment shall be permitted provided (i) there is no change in the Application set forth above and (ii) the entity which acquires Licensee's rights hereunder agrees in writing to be bound by all of the obligations and liabilities of Licensee hereunder.

10.   Year 2000 Warranty:

10.1 Portal represents and warrants that the Products are designed to be used during, and after the calendar 2000 AD, and that the Products will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century;

10.2 Without limiting the generality of the foregoing, Portal further warrants that:

(a) That the Products will not abnormally end or provide invalid or incorrect results as a result of the date data, specifically including date data which represents or references different centuries or more than one century;

(b) That the Products have been designed to ensure year 2000 compatibility, including, but not limited to, date data century formulas and date values, and date data interface values that reflect the century;

(c) That the Products include "year 2000 capabilities". For the purposes of this Agreement, "year 2000 capabilities" means the Products:

(i) will manage and manipulate data involving dates, including single century formulas and multi-century formulas, and will not cause an abnormally ending scenario within the application or generate incorrect values or invalid results involving such dates; and

(ii) provides that all date-related user interface functionalities and data fields include the indication of century; and

(iii) provides that all date-related data interface functionalities include the indication of century.

11.   Source Code Escrow.

11.1  Fees. Upon execution of this agreement, Licensee may order Source Code

Escrow Services ("Escrow Services") from Portal for an annual fee of [**] per year (the first such payment will be payable within fifteen (15) days of the Effective Date hereof). Escrow Services shall be renewed each year for one additional year for the renewal fee in the amount of [**] unless terminated by Licensee by written notice at least forty-five (45) days prior to end of the term. The Source Code escrow provisions in this Section 11 shall apply if and only if Licensee has ordered the Service upon execution of this agreement and has paid the full fees for this service.

11.2 Release Conditions. In the event (i) Portals seeks protection under any non-Chapter 7 bankruptcy, receivership, trust deed, creditor's arrangement or


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

comparable proceeding or if any such proceeding is instituted against it and not dismissed within one hundred and twenty (120) days and Licensee demonstrates that Portal to is unable to meet its obligations set forth herein; (ii) Portal ceases its business operations without a successor capable of supporting the software or seeks protection under Chapter 7 bankruptcy and such proceeding is not dismissed within one hundred days (120) days; or (iii) if Portal ceases to offer Support Services for the then current and immediately previous release version of the Portal Software, Licensee shall be entitled to receive a copy of the Source Code of the Portal Software from the Escrow Holder subject to the restrictions set forth in Section 11.3 below.

11.3 Grant of License and Rights. Licensee is hereby granted a currently effective non-exclusive non-sublicensable license to use the Source Code to and only to support and maintain its licensed number of End Users of the Portal Software and Licensee covenants that it will not exercise such license to any extent except if and for so long as the condition for release occurs and continues. Licensee shall not disclose any Source Code to any third party except for its employees who have a "need to know" and are similarly bound in writing. In support of the forgoing, Portal shall deposit the Source Code of the Portal Software into an escrow account pursuant to the terms of an escrow agreement provided as Attachment D.

11.4 Bankruptcy. Portal and Licensee acknowledge that this Agreement and all rights and licenses granted to Licensee under or pursuant to this Agreement are, and will otherwise be deemed to be, licenses of rights to "intellectual property" as defined under Section 101 of Title 11, United States Code (the "Bankruptcy Code"). The parties agree that Licensee, as a licensee of such rights under this Agreement will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Portal acknowledges that if Portal as a debtor in possession, or a trustee in bankruptcy in a case under the Bankruptcy Code, rejects the licenses granted to Licensee in this Agreement, Licensee may elect to retain its rights under such licenses as provided in Section 365(n) of the Bankruptcy Code. After the commencement of a case under the Bankruptcy Code by or against Portal and unless and until the licenses granted herein are terminated, upon written request of Licensee to Portal or the trustee in bankruptcy, Portal or the trustee in bankruptcy will not interfere with the rights of Licensee as provided under this Agreement.

12. Virus Control. Portal hereby warrants that to the best of its knowledge there is no virus in any portion of the Portal Software and that it has used commercially reasonable efforts to ensure that the Portal Software is free of computer viruses and has undergone virus checking procedures consistent with industry standards. The term "virus" as used hereunder means any computer code designed to disable, disrupt or damage Licensee's use of the Portal Software or Licensee's computer or network, or (b) damage or destroy any data or files residing on Licensee's computer system without Licensee's consent.

13. Mutual Confidentiality. Both Portal and Licensee agree to be bound by the terms of the Nondisclosure Agreement attached hereto as Attachment C and incorporated herein by this reference as though fully set forth. Neither party will disclose, without prior written consent of the other party, the terms of this Agreement or matters relating thereto except to its attorneys, accountants, employees, and/or contractors on a need to know basis or to potential acquirers or investors who have signed a confidentiality agreement consistent with the terms hereof, unless required by law.

14. Force Majeur. Either party shall be excused from any delay or failure in performance hereunder, except the payment of monies by Licensee to Portal, caused by reason of any occurrence or contingency beyond its reasonable control, including but not limited to, acts of God, earthquake, labor disputes and strikes, riots, war, novelty of product manufacture or other unanticipated product development problems, and governmental requirements. The obligations and rights of the party so excused shall be extended on a day-to-day basis for the period of time equal to that of the underlying cause of the delay.

15. Miscellaneous. Any notice, report, approval or consent required or permitted hereunder shall be in writing. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any partial exercise of any right or power hereunder preclude further exercise. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions

SOFTWARE LICENSE AGREEMENT          04/30/98                              PAGE 6
thereof, and without regard to the United Nations Convention on the International Sale of Goods. Any legal action or proceeding relating to this Agreement shall be instituted in a state or federal court in Santa Clara
County, California. Portal and Licensee agree to submit to the jurisdiction of, and agree that venue is proper in, these courts in any such action or proceeding. Any waivers or amendments shall be effective only if made in writing. This Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement. The prevailing party in any action to enforce this Agreement will be entitled to recover its attorney's fees and costs in connection with such action. Licensee represents that it is not a government agency and it is not acquiring the license pursuant to a government contract or with government funds.

SOFTWARE LICENSE AGREEMENT          04/30/98                              PAGE 7

                                  ATTACHMENT A

              PRODUCT SUPPORT GUIDELINES, POLICIES AND DEFINITIONS

SOFTWARE LICENSE AGREEMENT          04/30/98                              PAGE 8

[PORTAL LOGO]






                                                                    INFRANET(TM)

                                                                 PRODUCT SUPPORT

                                            GUIDELINES, POLICIES AND DEFINITIONS





PORTAL SOFTWARE, INC.
20863 Stevens Creek Boulevard
Suite 200
Cupertino, CA 95014
U.S.A.

                                                                 PRODUCT SUPPORT
                                            GUIDELINES, POLICIES AND DEFINITIONS

PRODUCT SUPPORT..............................................................  1

GUIDELINES, POLICIES AND DEFINITIONS.........................................  1

SUPPORT OVERVIEW.............................................................  3

  Portal Error Tracking System(PETS).........................................  3
  Web-Based Support..........................................................  3

PORTAL ERROR TRACKING SYSTEM(PETS)...........................................  4

  PETS Ticket Severity Definitions...........................................  4
  PETS Ticket Response Time..................................................  6
  Phase Definitions..........................................................  6
  Changing Severity Level of a PETS Ticket...................................  7
  Status Definitions in PETS.................................................  7
  Typical Progression Through Status.........................................  8
  Changing the Status of a PETS Ticket.......................................  9
  Activity Log in PETS Tickets...............................................  9
  PETS Review Cycles.........................................................  9
  PETS Severity 1 Tickets....................................................  9
  PETS Severity 2 Tickets....................................................  9
  PETS Severity 3, 4, 5 and 10 Tickets....................................... 10

PORTAL WEB-BASED SUPPORT..................................................... 10

  Case Submission............................................................ 10
  Technical Support Contacts................................................. 11

SUPPORT AND ESCALATION PROCESS............................................... 11

  For Severity 1 & 2......................................................... 11
  For General Support Issues and Errors of Any Severity...................... 12

SOFTWARE ERRORS.............................................................. 12

  First Customer Ship Releases and Update Releases........................... 12
  Product Support Period..................................................... 13

DIRECTIONS FOR PETS.......................................................... 14

________________________________________________________________________________
[PORTAL LOGO]             CONFIDENTIAL AND PROPRIETARY                   Page-2-
                   Not to be disclosed without prior written
                                   permission
Version 2.0                                                               4/1/98

                                                                 PRODUCT SUPPORT
                                            GUIDELINES, POLICIES AND DEFINITIONS



SUPPORT OVERVIEW


As Portal grows we are committed to continuing to develop our world-class technical support service organization to provide the best support services to our customer. The following are procedures that we would like to implement to ensure that you, as a customer, receive the proper and prompt assistance when needed.

There are currently two methods of addressing issues raised for support. They are:

PORTAL ERROR TRACKING SYSTEM (PETS)

Production related errors are defects/bugs of Infranet that occurred during the execution of a production system and should be reported as such in Portal's Error Tracking System (PETS).

Please submit an error report for the problem using PETS -- www.pin.com (there are separate instructions for how to logon to PETS and use it). Our response time for the defect will be based on the severity levels and individual customer's support contract. If the defect is not resolved in a satisfactory manner, please escalate the situation per the escalation process.

WEB-BASED SUPPORT

For all those technical, development, non-production related questions, please start by submitting the question/issue via our Web-Based Support:

     www.portal.com/WebSupport/login.htm

Each customer contact is provided with a login ID and unique password. To obtain your login and password, register by completing our online registration form:

     www.portal.com/professional services/plreg.htm



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                                            GUIDELINES, POLICIES AND DEFINITIONS


PORTAL ERROR TRACKING SYSTEM (PETS)

PETS Ticket Severity Definitions:

SEVERITY 1 - PRODUCTION ISSUE - Major product defect causing complete loss of service.
Resolution: work until complete

(Portal found bugs - major product defect that would likely cause full loss of service to a customer's production system)

     Examples:
          - System failure prevents end-users from accessing network service.
          - Failover not successful in routing around problems.
          - Repeated data loss or data corruption occurs to object data.
          - Repeated software failures that result in total interruption of service.

SEVERITY 2 - PRODUCTION ISSUE/EMERGENCY DEVELOPMENT ISSUE - Serious product defect causing major but intermittent loss of production service or preventing imminent deployment of system under development. No workaround is available, but operation can continue in a restricted fashion. Resolution: Work until complete.

(Portal found bugs - serious product defect that would likely cause major but intermittent loss of service at a customer site.)

     Examples:
          - System failure prevents end-users from signing up for service, but allows end users to access network services.
          - System failure prevents billing collections from occurring, but allows end-users to access network service.

SEVERITY 3 - Significant product defect causing loss of service of one or more functions. Workaround is not available, or functionality loss is critical to system operation.
Resolution: Patch or next release, if imminent.

     Examples:
          - System failure prevents admin users from performing specific account updates, but all other functions are working. However, the missing function is critical to determining customer's sales commissions.
          - System failure prevents end-users from accessing web pages for account information, but allows end-users to access network service. However, for many users, the web is the only access available to them.


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                                            GUIDELINES, POLICIES AND DEFINITIONS


SEVERITY 4 - Product defect causing loss of service of one or more functions. Workaround is available, or functionality loss is not critical to system operation. Resolution: Next or future release.

     Examples:
          - System failure prevents admin users from performing specific account updates, but all other system functions are working.
          - System failure prevents end-users from accessing web pages for account information, but allows end-users to access network service.

SEVERITY 5 - Minor product defect causing little or no end-user visible loss of service. This category includes cosmetic errors or defects where the impact to a customer's operation is minor. Resolution: Candidate for future release.

     Examples:
          - Documentation errors requiring correction or clarification.
          - Most error message problems.
          - System failure that occurs rarely and where failover successfully routes around the failure.

SEVERITY 10 - Enhancement request to Infranet for new feature or modification to existing feature rendering the feature more effective, complete or easier to use. Resolution: Candidate for future release.

     Examples:
          - Additional summary reports by cycle, accounts, etc.
          - Additional screens in the web interface.



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                                            GUIDELINES, POLICIES AND DEFINITIONS


PETS Tickets Response Time

                                                      TARGET
                                                       FOR
                                           CALL       INITIAL
                                           BACK      ANALYSIS
    SEVERITY LEVEL                         TIME         IS           RESOLUTION
    --------------                         ----      --------        ----------
1   Complete loss in production          30 minutes  4 hours     work until complete
2   Serious defect causing major but     4 hours     8 hours     work until complete
    intermittent loss in production or
    preventing deployment.
3   Significant defect causing minor     2 business  5 business  Patch or next release
    loss in production with no           days        days
    workaround
4   Minor defect causing minor loss      Via PETS    Via PETS    Next or future release
    with workaround                      updates     updates
5   Minor defect causing no loss         Via PETS    Via PETS    Candidate for future
                                         updates     updates     release
10  Request for Enhancement              Via PETS    Via PETS    Candidate for future
                                         updates     updates     release


Phase Definitions:
------------------

              - CALL BACK TIME - Initial callback from Portal by a qualified technical support representative.

              - TARGET FOR INITIAL ANALYSIS - Targeted response time for first detailed analysis of problem, including any possible workaround and plan for complete resolution.

              - RESOLUTION - Estimate of when fix or workaround is available to customer to eliminate symptoms of problem.



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                                            GUIDELINES, POLICIES AND DEFINITIONS


Changing Severity Level of a PETS Ticket:

        When a PETS ticket is initially submitted, the submitter makes their best estimate of the appropriate severity level of the ticket and files it as such. As Portal and the submitter work on the reported issue, it may become clear that the severity level should be changed. If the submitter wishes to change the severity level, they should send an email to techsup@corp.portal.com listing the PETS id number, what severity level to change from and to, and why the change is being requested.

        If in reviewing the PETS ticket, Portal's analysis is that a change in severity levels is consistent with the definitions above, Portal will change the severity level and notify the submitter.

Status Definitions in PETS:

    SUBMITTED - Ticket has been logged into PETS for tracking

    PENDING - Not enough information has been logged in the ticket; more information is needed from the submitter for Portal to further analyze the problem. Information to include when submitting a PETS ticket includes: how to reproduce the error, any non-reproducible symptoms and any error messages. Customers should update the PETS ticket with the additional information and inform support by sending an email to techsup@corp.portal.com. Technical support will change the status of the ticket so that it is continued to be worked on.

    QUALIFIED - Infranet Technical Support has reviewed the ticket and qualified it as warranting Engineering evaluation. If the issue can be resolved without Engineering evaluation, the Technical Support personnel will drive resolution rather than qualifying it to pass to Engineering for evaluation.

    ASSIGNED - Engineering resources have been assigned to resolve the error.

    EVALUATED - Engineering has evaluated the ticket and considers the ticket to contain enough information to proceed.

    INTEGRATED - The error is fixed and tested. The fix is incorporated into a release of Infranet.

    DELIVERED - The fix is delivered to the customer as either a patch or a future release. Delivered is the final status for any PETS ticket that requires code changes.


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CLOSED - No action needed because the reported issue is a duplicate of an existing ticket, it turns out not to be an error or it cannot be reproduced. Closed is the final status for any PETS ticket that does not require code changes.

Typical Progression Through Status

      The order in which the status indicators are listed in the prior pages is close to the typical progression through to resolution of a PETS ticket. All tickets are automatically tagged with a status of Submitted when they are filed. Infranet Technical Support personnel are the first ones at Portal to review a PETS ticket. They will do one of three things. 1) They may see that more information is needed, note what information is needed in the activity log of the PETS ticket and change the status to Pending until more information is submitted to techsup@corp.portal.com. 2) They may determine that this PETS ticket warrants review by Portal Engineering and mark the status as Qualified. Or 3) they answer the question themselves if the answer does not require any code changes, and then mark the status as Closed.

      Once a PETS ticket is marked as qualified, then Portal Engineering reviews it, assigns it to an appropriate engineer and marks the status as Assigned. When an engineer reviews the PETS ticket, they may do one of three things: 1) Evaluate it, determine they have enough information to reach a resolution and mark the status as Evaluated. 2) Evaluate it, determine that more information is necessary, list what information is necessary in the activity log of the PETS ticket and mark the status as Pending. 3) Evaluate the ticket, determine that it should be closed for some reason, indicate the reason (such as duplicate of another PETS ticket, not reproducible or not an error) and change the status to Closed.

      After a Portal engineer has evaluated a PETS ticket and determined that enough information is available, the engineer will work on a fix for the error. Once a fix has been implemented, tested and integrated into an Infranet build, then the engineer will change the status to Integrated.

      After the build in which the fix has been integrated is delivered (posted to the Portal web site) as a Release or an Update, then the PETS ticket status is changed to Delivered and the activity log is updated with the name of the Release or Update. Delivered is the final status for any PETS ticket that requires code change. Closed is the final status for PETS tickets that do not require code changes.



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


                                                                 PRODUCT SUPPORT
                                            GUIDELINES, POLICIES AND DEFINITIONS

Changing the Status of a PETS Ticket

      As the ticket progresses through to resolution, Portal will update the status of the PETS ticket. If the submitter wishes to update the status of a ticket, for example when they've provided requested additional information in response to a status of Pending, the submitter should send an email to techsup@corp.portal.com requesting the status change.

Activity Log in PETS Tickets

      Portal will add to the activity log of a PETS ticket as it progresses through to resolution. Any information that is pertinent will be added to the log. In particular when a ticket's status is changed to Pending, details of what information is needed is described in the activity log.

PETS Review Cycles

      Portal does a full review of outstanding PETS tickets at least once during the course of each Infranet release. Since Infranet releases are scheduled 3 times a year, all the outstanding PETS ticket will be reviewed at least three times a year.

COMMUNICATION

PETS Severity 1 Tickets

      For Severity 1 tickets Portal provides updates to submitter as pertinent information is available. These updates are provided via phone, fax or email as the situation warrants. The definition of Severity 1 as complete loss of service in production will be strictly adhered to and any tickets that do not fall within this definition either initially or after a work around has been provided will be reassigned to a lower severity level.

PETS Severity 2 Tickets

      For Severity 2 tickets Portal provides updates to submitter as pertinent information is available. These updates are provided via phone, fax or email as the situation warrants. The definition of Severity 2 as major loss of service in production or preventing deployment will be strictly adhered to and any tickets that do not fall within this definition either initially or after a work around has been provided will be reassigned to a lower severity level.

--------------------------------------------------------------------------------
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                                                                 PRODUCT SUPPORT
                                            GUIDELINES, POLICIES AND DEFINITIONS


PETS Severity 3, 4, 5 and 10 Tickets

     Portal communicates updates on these tickets via PETS as pertinent information is available. The PETS system permits users to search for recently updated tickets and it will also send out an automatic email when a ticket is changed.

WEB-BASED SUPPORT

Technical support is available to all Portal customers with a current customer support contract. Portal's Web-Based support provides fast and easy access to all your technical support cases. It allows you to add a new case, or update and monitor the status of an existing case. Each case is associated with a case number for reference and tracking purposes.

Case Submission:

When you submit a question or issue to us, please make sure you do the following so we can best serve you:

1. Give us a DETAILED DESCRIPTION OF YOUR PROBLEM.
2. Give us a DETAILED DESCRIPTION OF WHAT YOU HAVE DONE to try to solve the problem on your own. Have you read the documentation? Have you looked in the error log?
3. Email any configuration or log files to techsup@portal.com. Please include your case number and company name in the subject header of the email. For example, "Portal case #1234: dm_oracle pinlog files"

   NOTE: Be aware that when you CC people in your email to us with aliases, we may not get the full email address of the CC'ed person. If that is the case, we will be unable to send a reply to them. You will need to forward our reply to them yourself.

All questions submitted are researched and answered in a timely manner. Portal will log all questions/issues in the order they are received and will work on them IN THAT ORDER. Once the question has been understood and analyzed, an estimate of how long it would take to resolve it will be provided back to the customer IF an answer or a solution is not available in a reasonable amount of time.

________________________________________________________________________________

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
                                                                 PRODUCT SUPPORT
                                            GUIDELINES, POLICIES AND DEFINITIONS

Technical Support Contacts

To ensure that we provide uniform support to each of our customers, each customer account is required to designate two senior level contacts to function as the technical support liaison to Portal. Please send an email to techsup@portal.com stating the name, phone number and email address of your contacts. Your designated contacts will be added to our call tracking database and will be the only individuals allowed to submit issues into technical support. To change your contact information, please send an email request to techsup@portal.com. Additional contacts can be negotiated into the Support Maintenance Contract at additional cost.

SUPPORT AND ESCALATION PROCESS

To ensure our customers are getting the appropriate level of attention and service, the following are procedures to use when dealing with any Infranet product defects.

For Severity 1 or 2 Errors:

     For PRODUCTION defects entered into PETS as SEVERITY 1 or 2, please call our 24-Hour answering service AFTER you have entered the error into PETS so we can respond to your submittal in a timely manner.

          SEVERITY 1 & 2: (408) 752-7430

     Customers on 7 by 24 hours support, should call at any time, others should call during our normal business hours between 8:00am - 5pm PST.

     An agent with the answering service will receive your call and collect the following information from you: your name, phone number, company which you represent, severity, and a brief message. The answering service will escalate your call to the appropriate Portal individual. Our internal escalation guidelines are as follows:

     FOR SEVERITY 1:

          1.  Page primary on-call support engineer.

          2. If primary on-call person does not respond in 10 minutes, page secondary on-call support engineer.

          3. If the secondary on-call person does not respond in 10 minutes page and call the Technical Support Manager.

          4. If the manager does not respond in 10 minutes, page and call the regional Director and the VP of Portal's Professional Services Group.

________________________________________________________________________________
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                                                                 PRODUCT SUPPORT
                                            GUIDELINES, POLICIES AND DEFINITIONS

     FOR SEVERITY 2:

          1.  Page the primary on-call support engineer.

          2. If the primary on-call person does not respond in 1 hour, page the secondary on-call support engineer.

          3. If the secondary on-call person does not respond in 1 hour, page and call the Technical Support Manager.

          4. If the Manager does not respond in 1 hour, page the regional Director.

          5. If the Director does not respond in 1 hour, page the VP of Portal's Professional Services Group.


For General Support Issues and Errors of Any Severity:

     If you feel that an error or defect of any severity submitted via PETS is not being resolved appropriately, please call the Technical Support phone number at:

          Technical Support: (408) 343-4410 (voicemail)

     and leave a voicemail with your name, phone number, company which you represent and brief problem description. A Technical Support engineer will be paged automatically to assist you. If the Technical Support engineer is unable to address your needs, please feel free to contact the Technical Support Manager at:

          Technical Support Manager (West): (408) 697-5037 (pager) Technical Support Manager (East): (888) 550-0405 (pager)

     If the problem is not progressing at a speed with which you are satisfied, you may ask the Technical Support Manager to escalate the issue. S/He will work with you to set up a conference call with the VP of Portal's Professional Services Group.


SOFTWARE ERRORS

First Customer Ship Releases and Update Releases

     Portal will work on tickets of severity 1, 2 and 3 until they are resolved. Fixes for these tickets are targeted to be included in an Update Release of the currently shipping Infranet release as well as in the following release.

     Portal schedules one Update Release four weeks after the First Customer
     Ship (FCS) of an Infranet Release. An Update Release is a full Infranet release with additional fixes integrated. After the scheduled Update
     Release that Portal posts to the web 4 weeks after FCS, any other Update Releases are posted on an as-needed basis. For example, Portal posted Infranet 5.1 Update 5. Update Releases
________________________________________________________________________________
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                                                                 PRODUCT SUPPORT
                                            GUIDELINES, POLICIES AND DEFINITIONS

     contain the cumulative set of fixes available for a given release. Update Releases should be downloaded and installed in full to ensure that you have the most recent, supported version of Infranet.

     Tickets of severity 4 are targeted for fixing in the next release, severity 5 for fixing in a future release and tickets of severity 10 are candidates for a future release.


PRODUCT SUPPORT PERIOD

     Infranet releases are supported for a period of 6 months after the subsequent release of Infranet ships. For example, Infranet 5.1 will be supported for 6 months after the release of Infranet 5.2 or for a total of 10 months after shipping 5.1 (since 5.2 ships 4 months after 5.1, 5.1 is supported for that 4 months plus an additional 6 months for a total of 10 months.) Portal highly encourages customers to upgrade to the latest release of Infranet in order to benefit from the latest features and fixes. Yet, we understand that it does take time to migrate to the latest release, so we have allocated a period of a total of ten months to support a release: four months until the next release ships (Infranet releases ship three times a year, every four months) plus six months after the next release ships.

________________________________________________________________________________
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
                                                                 PRODUCT SUPPORT
                                            GUIDELINES, POLICIES AND DEFINITIONS


                            DIRECTIONS TO USING PETS2

GETTING STARTED

You can get to PETS2, login via the www.pin.com web site. Log into this site using your current user name and password. Once on, click on PETS2. The system will ask you for another login and password. This is not the same user login/password that was used in PETS. Support will let you know your new login. The password is the same as before. When you type in your login and password, make sure you use capitals when specified. PETS2 is now case sensitive.

--------------------------------------------------------------------------------

Select one of the schemas in the list below.
Click on Query OR Submit (or use the buttons which follow the list) to open the selected schema for Query OR Submit.


PETS2    PETS: User Comments


Click on QUERY OR SUBMIT to start working with the selected schema.

--------------------------------------------------------------------------------

You will see the above when you first login. The PETS2 schema is used for tickets. The PETS: User Comments schema is used for User Comments.

SEARCHING AND MODIFYING A TICKET

To search or modify a ticket, choose the PETS2 schema and click on QUERY. You may search on any one of the fields you see. You may select from the pulldown menu for any or all of these fields. If a field is left blank, that field is considered a wildcard. If you leave all the fields blank, all wildcards, you'll get all your tickets in PETS2.

After you've made your search criteria selection, hit RUN QUERY and a list of all tickets matching your set of criteria will appear. You can either view or modify those tickets.

SUBMITTING A TICKET

To submit a ticket, choose the PETS2 schema and click on the SUBMIT button at the top of the page to get a blank ticket. Currently, the only way to get back to the PETS2 page is to use a bookmark or to hit "back" in your browser. We are looking into changing that.

There are several fields that are required in submitting a ticket. They are the following:

* Severity    * Release    * Product    * OS    * Problem Summary
--------------------------------------------------------------------------------
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                                   permission
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                                                                 PRODUCT SUPPORT
                                            GUIDELINES, POLICIES AND DEFINITIONS


* Problem Detail     * Last Name     * Caller ID     * Hdwr     *DB

If you don't fill in all the fields, you'll get an error message and your ticket won't be submitted.

After you've filled everything out, click on SUBMIT at the top or bottom of the screen. The next screen will tell you if the submission was successful. To get back to the any of the previous screens, just hit "back" on your browser.

SUBMITTING SUGGESTIONS FOR IMPROVING OR FIXING PETS2

There are two ways to do suggest improvements for PETS2. You can either file a ticket against PETS2 by following the instructions above and choosing PETS as a product or you can submit a comment.

To submit a suggestion for improving or changing PETS2 itself, choose the "PETS:User Comments" schema in the first screen after logging in and click on SUBMIT. Fill in the Description field and the optional Comments field and click on SUBMIT.

SEARCHING FOR A USER COMMENT

You can search for a user's comment by filling in any one of the fields. Most likely, you will only fill in the "Company Name" field. PETS2 is case sensitive so be sure to fill in the "Company Name" exactly as it appears when you submitted it. Hit QUERY when you have entered in the field. PETS2 will give you a list of comments matching your criteria. You can only view the comment even though it says you can modify it. If you try to modify, it will give you an error. We will change that for future releases.

THE QUERY BAR

The query bar is used for complex queries. We don't suggest you use it.


        Portal is a registered trademark in the United States, and Portal Software, the Portal logo, the Real Time - No Limits tagline and Infranet are trademarks of Portal Software, Inc. Copyright 1998 Portal Software, Inc.


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


                                  ATTACHMENT B

                            FASTTRAK IMPLEMENTATION

                               STATEMENT OF WORK
















SOFTWARE LICENSE AGREEMENT        04/30/98                               PAGE 9

[PORTAL LOGO]









                                [INFRANET LOGO]




                                 GENERAL MAGIC

                        IMPLEMENTATION STATEMENT OF WORK

                                APRIL 24th, 1998





--------------------------------------------------------------------------------
PORTAL SOFTWARE, INC.
20863 Stevens Creek Blvd.
Suite 200
Cupertino, CA 95014
408-343-4400

                                                 General Magic Statement of Work
--------------------------------------------------------------------------------


STATEMENT OF WORK

Portal Professional Services Group (PPSG) is pleased to provide assistance to General Magic for Phase I implementation of Infranet. The following statement of work defines the scope, deliverables and associated costs for Phase I implementation of the General Magic system.

PROJECT OVERVIEW

     This implementation of Infranet will support customer management and billing for General Magic services. The system is intended to provide real time customer management and billing to General Magic's customers.

     [**]

     We propose that the implementation of the new system at General Magic be carried out in two phases. Phase I consists of a FastTrak implementation executed by PPSG. Phase II is the data conversion effort required to migrate the customer base [**] on General Magic. PPSG will assist in the Phase II of the implementation on a T&M basis if General Magic requests. At this time, due to lack of details for this task, PPSG recommends that General Magic provide resources to own and drive the data conversion portion (Phase II of implementation); either via internal resources or other independent contractors. PPSG is happy to recommend Infranet-trained contractors who can assist in this manner.

SCOPE

     The scope of this Agreement is as follows:

          * Installation of Infranet; this would include:

            - Infranet Foundation
            - Infranet Insite
            - Infranet Admin Tool

          * An Implementation Workshop to determine the actual customization requirements, scope the implementation, schedule activities and allocated resources for the effort

          * Development of pricing plans including implementation of a pricing model (to be defined by the Implementation Workshop)

          * Development and customization of agreed upon interfaces identified from the Implementation Workshop.

          * Set up of G/L ids



PORTAL                      CONFIDENTIAL AND PROPRIETARY               Page -2-
                       Not to be disclosed without prior written
                                      permission


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                 GENERAL MAGIC STATEMENT OF WORK
--------------------------------------------------------------------------------



        * Infranet knowledge transfer to General Magic staff;

DELIVERABLES

1. Installation and default configuration of Infranet Foundation, Admin. Tool and Insite on a single CM/DM server and a single Oracle server. Both servers to operate on NT environment.

2.  Development and implementation of General Magic services and pricing plans.

3.  Implementation workbook, project plan and tasks list.

4. Development and implementation of identified interfaces from the Implementation workshop.

5.  G/L ids creation.

6.  Knowledge transfer to General Magic personnel.

SCHEDULE

        The planned start date for Phase I is based on the completion of contract. Phase I will start upon a mutually agreed upon date by both parties. On this date the project team assigned to the project will begin working. The timeframe for this implementation can vary, depending on the scope of work, but it is typically eight weeks long. Currently we are planning for a start date of [**].

        If General Magic like, for Phase II of the implementation, PPSG is happy to provide up to 20 days worth of consulting services to assist the General Magic resources dedicated to this task.

STAFFING

PPSG will staff the General Magic project with a project manager (PM) and technical consultants for the Phase I of the implementation. The PM position is part-time while the consultants will provide full coverage for the duration of the project.

PPSG will staff Phase II of the implementation with a part-time PM and one technical consultant for the duration with a budget set for up to 20 days.




--------------------------------------------------------------------------------
[PORTAL LOGO]            CONFIDENTIAL AND PROPRIETARY                   Page -3-
              Not to be disclosed without prior written permission


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                 GENERAL MAGIC STATEMENT OF WORK
--------------------------------------------------------------------------------



COSTS

PHASE I OF IMPLEMENTATION:
--------------------------

        TASK            RATE                   TOTAL
        ----            ----                   -----
        FastTrak        $[**]                  $[**]


        TOTAL                                  $[**]

ALL TRAVEL, LODGING AND EXPENSE WILL BE INVOICED TO GENERAL MAGIC.

PHASE II OF IMPLEMENTATION:
---------------------------

        TEAM MEMBERS            HOURLY RATE     DAYS     TOTAL
        ------------            -----------     ----     -----
Each       Title
----       -----
 1      Project Manager             $[**]       TBD

 1      Technical Consultant        $[**]       TBD

          TOTAL

ALL TRAVEL, LODGING AND EXPENSE WILL BE INVOICED TO GENERAL MAGIC.





--------------------------------------------------------------------------------
[PORTAL LOGO]                CONFIDENTIAL AND PROPRIETARY               Page -4-
              Not to be disclosed without prior written permission



[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
     WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ATTACHMENT C

                        MUTUAL CONFIDENTIALITY AGREEMENT

In connection with a License Agreement for Portal Software between Portal Software, Inc. ("Portal") and Licensee, each party ("Disclosing Party") has disclosed or may disclose to the other ("Receiving Party") confidential business information, technical information, regulatory files, and/or documentation related thereto (the "Proprietary Information").

In consideration of the License, Portal and Licensee agree as follows:

                              SECTION 1.0 PROPERTY

All information identified as Proprietary Information above will be and will remain the sole property of the Disclosing Party and all proprietary rights in connection with the Proprietary Information will be and will remain the sole property of the Disclosing Party.

                            SECTION 2.0 SOURCE CODE

Any Source Code or internal specification documents for the Portal Software are hereby designated as Proprietary Information of Portal and if disclosed to Licensee, shall be subject to the non-disclosure and non-use provisions of this Attachment B regardless of whether or not they are labeled as Proprietary Information.

                           SECTION 3.0 ALLOWABLE USE

Receiving Party will use Disclosing Party's Proprietary Information solely as allowed under the Licensing Agreement with the Disclosing Party.

                           SECTION 4.0 NONDISCLOSURE

Receiving Party will hold in confidence and not use (except as permitted by the License Agreement) or disclose, without the other's consent, any Proprietary Information of the Disclosing Party. The foregoing restrictions shall not apply to information which Receiving Party can document in writing (a) is or becomes in the public domain through no fault of its own, (b) was properly known to it, without restriction, prior to disclosure by Disclosing Party, (c) was properly disclosed to it, without restriction, by another person with the legal authority to do so, (d) is independently developed by Licensee without use or reference to the Portal Software and without breaching this Agreement, or (e) is the subject of a written permission to disclose such information signed by the disclosing party. Notwithstanding any of the provisions of this Agreement, disclosure of Proprietary Information shall not be precluded if such disclosure is required by valid legal process or otherwise ordered by a court or tribunal of competent jurisdiction and provided the Receiving Party provides the Disclosing Party of such legal proceeding or order with as much notice as reasonably possible under the circumstances to enable the Disclosing Party with an opportunity to meaningfully object to such disclosure.

                        SECTION 5.0 REVERSE ENGINEERING

Receiving Party will not reverse engineer, reverse compile or attempt to derive the composition or underlying information, structure or ideas of the Disclosing Party's Proprietary Information.

                        SECTION 6.0 NO GRANT OF LICENSE

Nothing contained herein shall be construed as granting or conferring any right by license or otherwise, expressly or impliedly, to the Receiving Party, for any business strategy, marketing plan, invention, discovery, protocol design, development or improvement on any of the foregoing, embodied in the Proprietary Information disclosed to it hereunder, except as explicitly set forth under the License Agreement.

                            SECTION 7.0 TERMINATION


If the License Agreement between the parties terminates, Receiving Party will promptly return all of the Disclosing Party's Proprietary Information and all copies and extracts.

                            SECTION 8.0 NOTIFICATION

Receiving Party will promptly notify the Disclosing Party of any unauthorized release of Proprietary Information.


SOFTWARE LICENSE AGREEMENT        04/30/98                             PAGE 10

             AMENDMENT TO THE ATTACHMENT B OF THE LICENSE AGREEMENT

THIS AMENDMENT ("Amendment") IS TO THE ATTACHMENT B OF THE LICENSE AGREEMENT dated April 30, 1998 between Portal Software, Inc. and General Magic, Inc. By mutual agreement of the parties and in exchange for good and valuable consideration, Attachment B to the License Agreement is hereby amended as contemplated by Note 5 of page 2 of the License Agreement to include the additional Statement of Work attached hereto.


AUTHORIZED SIGNATURES

In order to bind the parties to this Amendment, their duly authorized representatives have signed their names below on the dates indicated.


GENERAL MAGIC, INC.                          PORTAL SOFTWARE, INC.



By: /s/ JAMES P. MCCORMICK                   By: /s/ STEVE SOMMER
   ----------------------------                 -----------------------
(signature)                                          (signature)


Name:   JAMES P. MCCORMICK                   Name:   STEVE SOMMER
     --------------------------                   ---------------------
         (print or type)                            (print or type)


Title:  Chief Financial Officer              Title:   VP PPSG
      -------------------------                    --------------------


Date:   October 14, 1998                     Date:    October 15, 1998
     --------------------------                   ---------------------

PORTAL
Real Time No Limits







                                                                     Infranet(R)

                                              Portal Professional Services Group

                                                                   General Magic

                                                               Statement of Work








Portal Software, Inc.
20863 Stevens Creek Boulevard
Suite 200
Cupertino, CA  95014  USA
(408) 343-4400

                                                                   GENERAL MAGIC
                                                               STATEMENT OF WORK




PROJECT OVERVIEW

Portal Professional Services Group (PPSG) is pleased to provide additional assistance to General Magic in regards to the Infranet product. The following Statement of Work defines the scope and associated costs.

SCOPE

The consultant will focus and provide assistance on the following tasks and areas during this period of services. These tasks will be done based on time permitting:

-        Subscriber Conversion

         -        [**]

-        [**]

         -        Create a [**] Report and a [**] Report

         -        Create a script [**]

-        Phase 1 Integration Testing and Deployment

         - Assist with testing the integrated Infranet-Portico system and support the deployment to production.

-        [**]

         -        [**]

         -        [**]

         [**]

         -        Configure number [**]

         -        Set [**] a number of [**]

         -        Set [**]

         -        Notify Portico when an account [**]

         -        Monitor [**] and notify Finance [**]

         -        Send [**] when [**] occurs.


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   GENERAL MAGIC
                                                               STATEMENT OF WORK


-        [**]

         -        Configure [**]

         -        Send [**] to Finance when a [**]

         -        Send [**] to [**] when a [**]

         -        [**]

         -        Notify Portico [**]


SCHEDULE

PPSG will provide up to 17 weeks of technical consulting starting [**]. The Consultant will be working on the tasks and areas outlined in the Scope section, as time permits.


STAFFING

Portal Professional Services Group will staff the General Magic project with a full time consultant. Consultants will work a standard 8-hour working day. Hours billed above the 8 hours per day must be pre-approved by General Magic and will be charged as overtime using the then current hourly rate.


CONSULTING RATES

The following rates will be used for the Portal Staffing effort under this agreement. The customer will be invoiced monthly on a time and materials basis.

           ROLE                        RATE                       WEEKS                 TOTAL ESTIMATE
           ----                        ----                       -----                 --------------

Technical Consultant               [**] per hr                  Up to [**]               $ [**] USD


The above quote does not include expenses.


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   GENERAL MAGIC
                                                               STATEMENT OF WORK


Expenses

Expenses will be the responsibility of the customer. All incurred expenses will be billed back to the customer for the actual amount paid by the consultant. Expenses include travel cost, lodging, transportation, meal and living expenses.


Acceptance and Sign-Off

Each design deliverable described in this statement of work will require a sign-off from the customer. Upon completion of a document it will be distributed to the appropriate persons at the customer site. The customer will review and submit one of the following back to Portal:

- The accepted document with comments to be incorporated
- The accepted document as it was submitted
- The document with comments to be incorporated and resubmitted for approval

The customer has 5 days to review each document and submit comments and acceptance back to Portal. If the document has not been received back from the customer within 5 days, the documents will be deemed accepted by the customer.

Portal Software, Inc.                          General Magic, Inc.

Name
[SIGNATURE ILLEGIBLE]                          /s/ JAMES P. MCCORMICK
--------------------------------               ------------------------


Title
Director, Professional Services                Chief Financial Officer
--------------------------------               ------------------------

Date
October 15, 1998                               October 14, 1998
--------------------------------               ------------------------

                       2nd AMENDMENT TO LICENSE AGREEMENT

This AMENDMENT ("Amendment") is to the License Agreement ("Agreement") between Portal Software, Inc., and General Magic, Inc., (collectively, "the Parties") entered into on or about April 30, 1998. By mutual agreement of the Parties and in exchange for good and valuable consideration, the Agreement is hereby amended to include the following new Sections:

16. Licensee shall be permitted to develop, use and modify the application programming interfaces, macros, user interfaces and policy facilities source code and supporting scripts provided by Portal under this Agreement in its sole discretion. For the purposes of this Agreement, such development shall be deemed an authorized modification of the Portal Software. Portal shall have no proprietary interest in any such original works created by Licensee using the aforementioned application programming interfaces, macros, user interfaces and policy facilities source code and supporting scripts.

17. For the purposes of this Agreement, the term "Restricted Release" shall mean any version (subsequent to version 5.5.2) of the Portal Software (which includes any and all required scripts for upgrading from earlier versions of the Portal Software and any patches to the Portal Software) which is not released for general availability or which is otherwise designated as a Restricted Release. If Licensee is selected for participation and elects to participate in a Restricted Release program, Licensee agrees (i) Portal shall have no obligation to correct errors in or deliver updates to the Restricted Release, (ii) Portal shall have no obligation to otherwise support a Restricted Release once a production version or a later Restricted Release of the Portal Software is delivered to Licensee or has been made generally available to Portal's customers or if Licensee has declined to pay the applicable support services and license fees to obtain such version, (iii) Licensee agrees to use reasonable commercial efforts, if requested by Portal, to provide informal feedback regarding any errors discovered in the Restricted Release so that Portal may recreate and address such errors, (iv) Licensee understands and agrees that Restricted Releases are experimental and may contain problems and errors and are provided to Licensee on an "AS-IS" basis with no warranties of any kind, express or implied, (v) neither party will be responsible or liable for any losses, claims or damages of whatever nature, arising out of or in connection with the performance or nonperformance of a Restricted Release, and (vi) Licensee will not use the Restricted Release in production applications without the prior written approval of Portal.

                              AUTHORIZED SIGNATURES

In order to bind the parties to this Amendment, their duly authorized representatives have signed their names below on the dates indicated.

GENERAL MAGIC, INC.                         PORTAL SOFTWARE, INC.



By: /s/ ROY D. ALBERT                       By: /s/ JACK ACOSTA
   -----------------------------               --------------------------------
(signature)                                 (signature)


Name: Roy D. Albert                         Name: Jack Acosta
     ---------------------------                 ------------------------------
(print or type)                             (print or type)


Title: V.P. of Engineering                  Title: CFO
      --------------------------                  -----------------------------

Date: 4/12/99                               Date: 4/12/99
     ---------------------------                 ------------------------------